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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) Report Filed Under Item 5
                                                 _________________________


                              Multi-Color Corporation
__________________________________________________________________________
              (Exact name of registrant as specified in its charter)

          Ohio                          0-16148                31-1125853
__________________________________________________________________________
 (State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)     Identification No.)

4575 Eastern Avenue, Cincinnati, Ohio                          45226
__________________________________________________________________________
      (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code     (513) 321-5381
                                                     _____________________

__________________________________________________________________________
          (Former name or former address, if changed since last report.)


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Item 5.     Other Events.
            _____________

            This Form 8-K is filed for the purpose of supplying the press release issued by Multi-Color Corporation on September 12, 1995.


                                 INDEX TO EXHIBITS
                              MULTI-COLOR CORPORATION


            Number                          Exhibit Description
            ______                          ___________________

             99                             Press Release



                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MULTI-COLOR CORPORATION



Date:  September 12, 1995           /s/John C. Court
                                    ________________________
                                    John C. Court
                                    President